U.S. SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                         FORM 8-K


                                       CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

           Date of Report (date of earliest event reported): August 16, 2005

                                   ANDAIN, INC.
               (Exact Name of Company as Specified in Its Charter)

          Nevada                    0-51216                      72-1530833
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                     Identification No.)

        350 South Center Street, Suite 500, Reno, Nevada          89501
           (Address of Principal Executive Offices)             (Zip Code)

         Company's telephone number, including area code:  (775)333-5997



            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On August 16, 2005, the Company issued 1,900,000 shares of the Company's common stock to Pangea Investments GmbH, valued at $1,900 ($0.001 per share). Pangea Investments is an existing shareholder of Company and by this issuance of stock is being reimbursed for providing a loan to the Company in the amount of $1,900.

     No commissions were paid in connection with this sale. This sale was undertaken under Rule 506 of Regulation D under the Securities Act of 1933. The transaction did not involve a public offering and the investor represented that it was an "accredited" investor as defined in Rule 502 of Regulation D.

                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Andain, Inc.



Dated: August 19, 2005                 /s/ Gai Mar-Chaim
                                       Gai Mar-Chaim,
                                       Secretary/Treasurer